UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: August 14, 2002

HOUSEHOLD INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation or organization	1-8198 (Commission File Number)	36-3121988 (I.R.S. Employee Identification No.)

2700 Sanders Road
Prospect Heights, Illinois 60070
(Address of principal executive officers)

Registrant's telephone number, including area code: 847- 564- 5000

Item 9. Regulation FD Disclosure

On August 14, 2002, pursuant to Order No. 4-460 of the Securities and Exchange Commission (the "Commission") Household International, Inc. ("Household") delivered to the Secretary of the Commission sworn statements of William F. Aldinger, its Chairman and Chief Executive Officer and David A. Schoenholz, its President and Chief Operating Officer, as required by such Order. Copies of these statements by Messrs. Aldinger and Schoenholz are attached to this Current Report on Form 8-K as Exhibits 99.a and 99.b, respectively.

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Item 7. Exhibits
No.	Description
99.a	Sworn statement of William F. Aldinger, Chairman and Chief Executive Officer of Household.
99.b	Sworn statement of David A. Schoenholz, President and Chief Operating Officer (principal financial officer) of Household.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOUSEHOLD INTERNATIONAL, INC. (Registrant)

By: /s/ John W. Blenke
John W. Blenke Vice President and Assistant Secretary
Dated: August 14, 2002

Exhibit Index
Exhibits
No.	Description

99.a	Sworn statement of William F. Aldinger, Chairman and Chief Executive Officer of Household.
99.b	Sworn statement of David A. Schoenholz, President and Chief Operating Officer (principal financial officer) of Household.